UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 27, 2020

CUSHMAN & WAKEFIELD PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38611	98-1193584
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

125 Old Broad Street

London, United Kingdom EC2N 1AR

(Address of principal executive offices) (Zip Code)

+44 20 3296 3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.10 nominal value	CWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief Financial Officer Transition

On February 27, 2020, the Company announced that its Chief Financial Officer, Duncan Palmer, would be retiring from the Company on the earlier of December 31, 2020 or the appointment of his successor. In connection with Mr. Palmer’s planned retirement, Mr. Palmer and the Company entered into a Transition and General Release Agreement (the “Transition Agreement”) governing the terms of his separation from the Company. The Transition Agreement contemplates that, following Mr. Palmer’s separation from the Company, Mr. Palmer will serve as a consultant to the Company for a period of 12 months (or such lesser period as the Board of Directors may determine) and will be entitled to monthly payments in an amount equal to his base salary at the time of retirement. The Transition Agreement also provides that Mr. Palmer will be entitled to a prorated performance bonus for 2020. In lieu of the grant of any equity awards in 2020, Mr. Palmer will be entitled to receive a cash payment on March 15, 2021 equal to $708,333, prorated according to his 2020 service prior to retirement.

With respect to outstanding equity awards, the Transition Agreement contemplates that (i) all performance-based restricted stock unit awards (the “PRSUs”) outstanding as of the separation date will remain eligible to vest if, and to the extent, the performance of the Company satisfies the applicable performance vesting requirements as of the end of the applicable performance period; (ii) all time-based restricted stock unit awards (“RSUs”) granted in 2018, will fully vest on the separation date; (iii) all time-based RSUs granted in 2019 will be converted into restricted stock and will continue to vest as set forth in the applicable award agreement; (iv) all time-based stock options granted prior to the Company’s initial public offering, which are now fully vested, will be exercisable for a period of 30 days from the separation date; and (v) all performance-based stock options granted prior to the Company’s initial public offering, will remain eligible to vest if, and to the extent, the performance of the Company satisfies the applicable performance vesting requirements as of the end of the applicable performance period.

The Transition Agreement also specifies that the customary non-compete, non-solicitation and confidentiality provisions contained in Mr. Palmer’s existing employment agreement will remain in effect for a period of 36 months following the end of his consulting period.

Chief Accounting Officer Appointment

In connection with Mr. Palmer’s transition discussed above, the Company announced that Mr. Palmer will cease to serve as Chief Accounting Officer and that Len Texter will take over that role effective immediately. Mr. Texter joined the Company in 2019 as its Global Controller and since November 2019 has also served as Head of Investor Relations.

Prior to joining Cushman & Wakefield, Mr. Texter spent eleven years at General Cable Corporation, a global manufacturing leader in developing, designing & distributing wire & cable products. From 2015 to 2018, Mr. Texter served as Senior Vice President Finance – Global Controller, FP&A and Investor Relations. He was appointed Principal Accounting Officer in 2016. From 2007 to 2015, Mr. Texter held positions of increasing responsibility at General Cable, including Vice President Finance – Investor Relations & Global Analytics and Finance Director – Investor Relations and Mergers & Acquisitions. Mr. Texter began his career in accounting and finance with Deloitte & Touche in 2002 in the audit and M&A practices. He holds an MBA from Xavier University and BS from University of Dayton. He is a Certified Public Accountant (Inactive).

There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Texter and the Company.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which rely on a number of estimates, projections and assumptions concerning future events. Such statements are also subject to a number of uncertainties and factors outside Cushman & Wakefield’s control. Such factors include, but are not limited to, uncertainty regarding and changes in global economic or market conditions and changes in government policies, laws, regulations and practices. Should any Cushman & Wakefield estimates, projections and assumptions or these other uncertainties and factors materialize in ways that Cushman & Wakefield did not expect, there is no guarantee of future performance and the actual results could differ materially from the forward-looking statements in this report, including the possibility that recipients may lose a material portion of the amounts invested. While Cushman & Wakefield believes the assumptions underlying these forward-looking statements are reasonable under current circumstances, recipients should bear in mind that such assumptions are inherently uncertain and subjective and that past or projected performance is not necessarily indicative of future results. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained in this report, and nothing shall be relied upon as a promise or representation as to the performance of any investment. You are cautioned not to place undue reliance on such forward-looking statements or other information in this report and should rely on your own assessment of an investment or a transaction. Any estimates or projections as to events that may occur in the future are based upon the best and current judgment of Cushman & Wakefield as actual results may vary from the projections and such variations may be material. Any forward-looking statements speak only as of the date of this report and, except to the extent required by applicable securities laws, Cushman & Wakefield expressly disclaims any obligation to update or revise any of them, whether as a result of new information, future events or otherwise. Additional information concerning factors that may influence the company’s results is discussed under “Risk Factors” in Part I Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2020

CUSHMAN & WAKEFIELD PLC

By:	/s/ Brett Soloway
Name:	Brett Soloway
Title:	Executive Vice President, General Counsel and Corporate Secretary